POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints, CAROLYN F. MEAD, ESQ., THOMAS N. CALABRIA, ESQ., DAVID A. PETERS, ESQ. and DEBORAH ANN POTTER and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission any amendment to the registration statement of Polynous Trust (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of December, 1999

                                                           /s/ Kevin L. Wenck
                                                           ------------------
                                                           Kevin L. Wenck,
                                                           President



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


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., THOMAS N. CALABRIA, ESQ., AND DAVID A. PETERS, ESQ. and DEBORAH ANN POTTER and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission any amendment to the registration statement of Polynous Trust (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of December, 1999
                                                              /s/ Ronald H. Kase
                                                              ------------------
                                                              Ronald H. Kase
                                                              Trustee

                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., THOMAS N. CALABRIA, ESQ., DAVID A. PETERS, ESQ. and DEBORAH ANN POTTER and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission any amendment to the registration statement of Polynous Trust (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 20th day of December, 1999

                                                      /s/ Richard H. Kimball
                                                      ----------------------
                                                      Richard H. Kimball
                                                      Trustee

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